                                                                   EXHIBIT 10.29

                                  OFFICE LEASE

THIS DEED OF LEASE, made in triplicate, this 28 day of July 1997 by and between RAMAY FAMILY PARTNERSHIP, a Virginia general partnership, Landlord, and CAIS,
                                                                        ----
Inc., a Virginia Corporation , Tenant.
----------------------------

WITNESSETH: For and in consideration of the covenants and agreements contained in this Lease Agreement, Landlord demises unto Tenant and Tenant leases from Landlord all of that office space (the Demised Premises) outlined in red on the plan titled 3rd Floor Raehn Office Building # 5, 6861 Elm Street McLean,
            ---------                       ---------------------------
Virginia 22101 attached hereto and marked Exhibit "A", which said area comprises approximately 7,033 square feet, together with the right to the non-exclusive
              -----
use of such facilities customarily designed for common use as may be installed by Landlord, all subjects to the terms and conditions of this Lease Agreement which Landlord and Tenant agree to as follows:

1. TERM: Tenant shall use and occupy the demised premises for office space for
   ----
the term of 4 years commencing on the 1st day of August, 1997, and ending on
            -                         ---        ------  ----
the 30th day of July, 2001 subject to the provisions contained in paragraph 25
    ----        ----  ----
hereof.

2. RENT: Tenant agrees to pay to Landlord as annual rent the sum of One hundred
   ----                                                             -----------
Sixteen Thousand Forty Four and 50/100 Dollars ($ 116,044.50 ) to be paid in
--------------------------------------          ------------
equal monthly installments of: Nine Thousand Six Hundred Seventy and 38/100
                               --------------------------------------------
Dollars ($ 9,670.38 ) on the first day of each month during the said term, in
         ----------
advance and without demand, at such place as shall be designated by Landlord from time to time. Tenant agrees to pay to Landlord as annual rent for the second year the sum of One Hundred Nineteen Thousand Five Hundred Sixty One and
                       --------------------------------------------------------
00/100 Dollars ($119,561.00) to be paid in equal monthly installments of: Nine
------          -----------                                               ----
Thousand Nine Hundred Sixty Three and 42/1 00 Dollars ($ 9,963.42 ) on the first
---------------------------------------------          ----------
day of each month during the said term, in advance and without demand, as written above. Tenant agrees to pay to Landlord as annual rent for the third year the sum of One Hundred Twenty Six Thousand Five Hundred Ninety Four and
                ------------------------------------------------------------
00/1 00 Dollars ($ 126,594.00)
-------          ------------
to be paid in equal monthly installments of: Ten Thousand Five Hundred Forty
                                             -------------------------------
Nine and 50/100 Dollars ($10,549.50) on the first day of each month during the
---------------          ----------
said term, in advance and without demand, as written above. Tenant agrees to pay to Landlord as annual rent for the fourth year the sum of One Hundred Thirty
                                                          ------------------
Three Thousand Six Hundred Twenty Seven and 00/100 Dollars ($ 133,627.00) to be
--------------------------------------------------          ------------
paid in equal monthly installments of: Eleven Thousand One Hundred Thirty Five
                                       ---------------------------------------
and 59/100 Dollars ($11,135.59) on the first day of each month during the said
----------          ----------
term, in advance and without demand, as written above. During any renewal term(s) the annual rent shall be increased by 3% per year on the anniversary date of August 1st of each year of the renewal term(s) is in effect.

3. SECURITY DEPOSIT: Tenant agrees to deposit with the Landlord, upon execution
   ----------------
of this Deed of Lease the sum Six Thousand One Hundred Eighty Nine and 50/100
                              -----------------------------------------------
Dollars, ($ 6,189.50 Already on Deposit), as security for the faithful
          -----------------------------
performance by Tenant of the terms and covenants of this Lease, but may not be deemed by Tenant to constitute rent for any month. Such deposit, without interest, will be repaid to Tenant after the termination of this Deed of Lease, provided Tenant shall have made all such payments and performed all such terms and conditions. Upon default by Tenant hereunder, all or part of said deposit may, at any time and in Landlord's sole discretion, be applied on account of such default and thereafter Tenant shall restore the resulting deficiency in said deposit within ten (10) days notice of Landlord's application.

4. USE OF PREMISES: Tenant shall use and occupy the premises for general office
   ---------------
and Telecommunications use and for no other purpose without prior approval of the Landlord.

5. LANDLORD'S OBLIGATIONS: Landlord agrees to provide office lighting in a range
   ----------------------
of 50 to 70 footcandles, and heating up to 70 F, or air conditioning down to 76 F, as appropriate, during normal business hours, MONDAY THROUGH FRIDAY EXCLUDING HOLIDAYS, FROM 8A.M. TO 6P.M.; and to provide such electrical service and water, weekday janitorial services and maintenance services at Landlord's expense. Notwithstanding the foregoing, if, because of Landlord's failure to provide any of the services described in this Section, all or part of Demised Premises becomes untenantable, Tenant shall be entitled to a proportionate abatement of rent for all or such part of the Demised Premises. If such failure continues for thirty
(30) days, Tenant may terminate this Lease by notice to Landlord.

6.    SPECIAL PROVISIONS:
      ------------------

         A. The liebert units and diesel generator installed by Tenant will remain the property of Tenant and will be removed by Tenant at or prior to the termination of this herein lease or any subsequent extension(s) and premises restored to the original condition.

         B. Tenant is allowed to install an exterior sign on the building of approximately 20' by 5' in size subject to said sign to meet all zoning and permit requirements of the federal, state and local government.

         C. Tenant is allowed two (2) five (5) year options to extend this herein lease with written notice to Landlord six (6) months prior to the expiration date of this initial term or any extensions thereof. Landlord agrees to provide Tenant with a written reminder notice a minimum of fifteen (15) days prior to the extension option exercise deadline for each extension term. The lease extension or extensions shall be under the same terms and conditions except that of the 3% annual rental increase as stated in Paragraph 2 of this herein Lease.

         D. Rooftop Pole and Antenna Installation: Tenant shall have the right, subject to compliance with any applicable zoning/permitting requirements, to install up to four (4) poles, with up to three (3) small (approximately 24 inches in diameter or less) dish antennas per pole, on the building rooftop, which shall be removed and restored to original condition at or prior to termination of this herein lease or any subsequent extension(s).

7. LIABILITY: Tenant shall keep in full force and effect a policy of public
   ---------
liability insurance with respect to the Demised Premises and the business operated by Tenant, and/or any sub-tenants of Tenant in the Demised Premises, in which both Landlord and Tenant shall be named as parties covered thereby, or which provides equivalent protection to Landlord. Tenant agrees to indemnify and hold Landlord harmless from all damages, liabilities, and expenses which may arise or be claimed for any injuries, loss, or damages to the person or property of any persons, firm, or corporation consequent upon or arising from the use or occupancy of the Demise Premises by Tenant of from any acts, omission, neglect, or fault of Tenant, its agents, invitees, customers, or employees. Tenant shall neither be liable for any injuries, loss or damages to the person or property of any persons, firm or corporation consequent upon or arising from Landlord's acts, omissions, neglect or fault. Tenant agrees that all personal property in said premises shall be and remain at Tenant's sole risk, and Landlord shall not be liable for any damage to nor loss of such personal property arising from any acts of negligence of any other persons; nor from the leaking of the roof; nor from heating or plumbing fixtures; nor from electric wires or fixtures; nor from any cause whatsoever; nor shall the Landlord be liable for any injury to the person of the Tenant or other persons in said premises; the Tenant expressly agreeing to save the Landlord harmless in all such cases. Tenant shall be responsible for all compliances to the "American with Disabilities Act" in regards to their demised space and shall hold Landlord and the Property Manager harmless from any claims arising from noncompliance.

8. REPAIRS: Landlord shall keep the building and parking areas in good repair,
   -------
except that Landlord shall not be called on to make any such repairs occasioned by the act of negligence of Tenant, its agents, invitees, customers, or employees. Landlord's responsibility shall include the maintenance and repair of all mechanical, heating and cooling, and electrical systems.

9. DAMAGES: All injury to the Demised Premises or the building of which they are
   -------
a part, caused by moving the property of Tenant into, or out of, the said building and all breakage done by Tenant, or the agents, servants, employees and visitors of Tenant shall be repaired by the Tenant, at the expense of the Tenant. In the event that the Tenant shall fail to do so, the Landlord shall have the right to make such necessary repairs, alterations and replacements, (Structural, nonstructural or otherwise) and any charge or cost so incurred by the Landlord shall be paid by the Tenant with the right on the part of the Landlord to elect in its discretion, to regard the same as additional rent, in which event such cost or charge shall become additional rent payable with the installment of rent next becoming due or thereafter falling due under the terms of this Lease. This provision shall be construed as an additional remedy granted to the Landlord and not in limitation of any other rights and remedies which the Landlord has or may have in said circumstances.

10. FLOOR LOAD: Tenant will not overload the floors nor install any heavy
    ----------
business machines or any heavy equipment of any kind, without prior written approval of

Landlord, which consent shall not be unreasonably withheld or delayed, which, if granted, may be conditioned upon moving by skilled licensed handlers and installation and maintenance at Tenant's expense of special reinforcing settings adequate to absorb and prevent noise and vibration. In no event will Tenant be allowed to place a load exceeding fifty (50) pounds per square foot on any floor of the building without Landlord's prior written consent.

11. ASSIGNMENT AND SUBLEASE: The Tenant shall not assign or sublet the whole or
    -----------------------
any part of this Lease, or convey any interest therein, without prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. The Tenant shall not suffer the leased premises to be occupied for any business or purpose which is disreputable or hazardous on account of fire. Notwithstanding the foregoing, Tenant shall have the privilege, without the consent of Landlord, to assign its interests in this Lease to any business which is a successor to Tenant, or to any business subsidiary, parent, or affiliate of Tenant.

12. CARE OF PREMISES: Tenant shall not perform any acts or carry on any
    ----------------
practices which may damage said Building, reasonable use and wear excepted, or be a nuisance or menace to other tenants in the Building. Tenant shall keep the leased premises under its control clean at all times and shall store all trash and garbage within said premises. Tenant shall at all times maintain the interior of the said premises in good condition and repair, and also in a clean, sanitary, and safe condition in accordance with the laws of the State of Virginia and in accordance with all directions, rules, and regulations of the health officer, fire marshal, building inspector, or other proper officers or the governmental agencies having jurisdiction. Both the Landlord and Tenant shall comply with all requirements of law, ordinances and otherwise, affecting the leased premises; and shall permit no waste, damage or injury to said premises. Tenant shall not display any merchandise or signs on or otherwise obstruct the sidewalks or areas adjacent to said premises, and Tenant shall not use or permit the use of any portion of said premises for any unlawful purpose. Tenant shall not permit or install any exterior lighting or plumbing fixtures, shades or awnings, window or door signs, or paint or decorate any part of the exterior of the leased premises, or make any changes to the leased premises without the previous written permission of the Landlord. Tenant shall not use any advertising media that shall be considered objectionable such as loud speaker, phonographs, or radio broadcasts in a manner to be heard outside of said premises without the previous written permission of the Landlord. The plumbing facilities shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be the Tenant's liability.

13. MECHANIC'S LIENS: Tenant shall discharge or bond off of record, within
    ----------------
thirty (30) days, any mechanic's lien or other liens filed against the Demised Premised for work or material furnished to Tenant. Tenant further agrees that Tenant will indemnify Landlord against all legal costs and charges, bond premiums for release of liens, including counsel fees reasonably incurred in and about the defense of any suit in discharging the said premises or any part thereof from any liens, judgments, or encumbrance caused or suffered by Tenant. It is understood and agreed between the parties hereto that the cost and charges above referred to shall be considered as rent due and shall be included in any lien for rent. Tenant shall have no authority to create liens for labor or material in the Landlord's interest on the Demised Premises.

14. TERMINATION: Upon the expiration of this Lease, or any extension thereof,
    -----------
the Tenant will quit and surrender the leased premises, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate said premises, and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of said premises from a tenant holding over to the same extent as if statutory notice has been given. Tenant will quit and surrender said premises in as good a state and condition as they were when entered into, reasonable use and wear thereof, damage by fire, unavoidable accident, or act of God excepted.

15. ELECTRICAL EQUIPMENT, EXCESS UTILITY CONSUMPTION: Tenant will not install or
    ------------------------------------------------
operate in the Demised Premised any electrically operated equipment or other equipment or other machinery, other than normal office equipment using 110-120 voltage wiring, without first obtaining the prior consent in writing of Landlord, who may condition such consent upon the payment by Tenant of additional rent in compensation for such excess consumption of water and/or electricity or wiring as may be occasioned by the operation of said equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements, or addition to, or require the use of, water system, plumbing system, heating system, air conditioning system, or the electrical system of the Demised Premises, without the prior written consent of Landlord.

16. ALTERATIONS: Tenant will not make any alterations, installations, changes,
    -----------
replacements, additions, or improvements, structural or otherwise, in or to the Demised Premises, or any part thereof, without the prior written consent of Landlord. All alterations, installations, changes, replacements, additions, or improvements upon the Demised Premises whether with or without Landlord's consent will, unless Landlord elects otherwise, become the property of Landlord, without cost to Landlord, and will remain upon and be surrendered with the Demised Premises at the expiration of the Lease, without disturbances, molestation or injury. In the event Landlord shall elect otherwise, then such alterations, installations, changes, replacements, additions to, or improvements upon the Demised Premises, will be removed by Tenant upon termination of this Lease or upon termination of any renewal period hereof and Tenant agrees to and will restore Demised Premises to the original condition, which shall be defined as the condition and the design of the space at time of acceptance of the space by Tenant, at Tenant's sole cost and expense, on or before the expiration of the term of this lease or any renewal thereof, and should Tenant fail to remove same, then in such event Landlord will cause same to be removed at Tenant's expense, and Tenant hereby agrees to reimburse Landlord for the cost of such removal, together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same. It is further agreed that Landlord shall have the right to enter leased area at any reasonable time with a minimum of inconvenience to Tenant for the purpose of completing, modifying, or maintaining space above, below or alongside of subject space.

17. LANDLORD'S RIGHT OF ENTRY: Landlord shall have the right to enter upon the
    -------------------------
Demised Premises at all reasonable hours for the purpose of inspecting the same, for protecting the same, for preventing damage or injury to the same, or for making any repairs, additions, or alterations necessary to maintain the Building or the Demised Premises, or any property owned or controlled by Landlord, or for exhibiting the same to prospective tenants during the last three (3) months of the term of this Lease

18. BANKRUPTCY OF TENANT: If Tenant shall make an assignment of its assets for
    --------------------
the benefit of creditors, or if Tenant shall file a voluntary petition in bankruptcy, or if an involuntary petition in bankruptcy or for receivership be instituted against Tenant and the same be not dismissed within ninety (90) days for the filing thereof, or if Tenant be adjudged bankrupt, then and in any of said events, this Lease shall immediately cease and terminate, at the option of Landlord, with the same force and effect as though the date of occurrence of said event was the day herein fixed expiration of the term of this Lease.

19. DEFAULT: If any rent payable by Tenant to landlord shall be and remain
    -------
unpaid for more than fifteen (15) days after the same is due and payable, or if Tenant shall violate or default any of the other covenants, agreements, stipulations, or conditions herein, and such violation or default shall continue for a period of thirty (30) days after written notice of such violation or default, then it shall be optional for Landlord to declare this Lease forfeited and said term ended, and to re-enter the Demised Premised pursuant to law, to remove all persons or personal property including furniture therefrom and Landlord shall not be liable for damages by reason of such reentry of forfeiture; but not withstanding such re-entry, Tenant shall remain liable for any rent or damages which may be due or sustained prior thereto and Tenant shall pay the amount of rent reserved under this lease at the times herein stipulated for payment of rent for the balance of the term, less any amount received by Landlord during such period from others to whom the Demised Premises may be rented on such terms and conditions and at such rentals as Landlord in its sole discretion shall deem proper, but Landlord shall use its best effort to re-lease the Demised Premises at market rates. If Landlord shall pay any moneys or incur any expenses including any reasonable attorney's fees in correction of violation of covenants herein set forth the amounts so paid or incurred shall, at Landlord's option and on notice to Tenant, be considered additional rentals payable by Tenant with the first installment of rental thereafter to become due and payable, and may be collected or enforced by Landlord.

20. HOLDING OVER: In the event, with the written permission of Landlord, Tenant
    ------------
remains in possession of the herein Demised Premises after the expiration of this Lease, and without the execution of a new Lease, it shall be deemed to be occupying the Demised Premises as a Tenant from month to month, subject to all the conditions, provisions, and obligation of this Lease insofar as the same are applicable to a month to month tenancy.

21. WAIVER: One or more waivers of any covenant or condition by Landlord shall
    ------
not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval to or of any subsequent similar act by Tenant.

22. SUBORDINATION: Tenant agrees that this Lease shall be subordinate to any
    -------------
mortgages or trust deeds that may now or hereafter be placed upon or affect the Demised Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewal, replacements, and extensions thereof, Landlord may freely and fully assign its interest in the Lease.

23. FIRE: If the said Building shall be partially destroyed by fire, or other
    ----
casualty, whereby the Building shall be rendered untenantable only in part, the Landlord shall promptly, at its own expense, cause the damage to be repaired, and the rent meanwhile shall be abated proportionately as to the portion of the Demised Premises rendered untenantable. If by any reason of said fire or other casualty the Building shall be rendered wholly untenantable, Landlord shall promptly, at its own expense, cause such damage to be repaired, and the rent shall be abated in whole until said Building is restored, unless within ninety
(90) days after said occurrence Landlord shall give Tenant written notice that it has elected not to reconstruct the destroyed Building, in which event this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the rental to be adjusted as of such date. Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, and county governments, and of any and all their departments and bureaus, applicable to said premises for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term and shall also promptly comply with and execute all rules, orders and regulations of the Fire Underwriters Association for the Prevention of Fires, at Tenants own cost and expense.

24. CONDEMNATION: In the event any portion of said Demised Premises is taken by
    ------------
any condemnation or eminent domain proceedings, the monthly rental herein specified to be paid shall be ratably reduced according to the area of the Demised Premises which is taken, and Tenant shall be entitled to no other consideration by reason of such taking, and any damages suffered by Tenant on account of the taking of any portion of said leased premises and any damages to any structures erected on said Demised Premises, respectively, that shall be awarded to Tenant in said proceedings shall be paid to and received by Landlord and Tenant shall have no right therein or thereof, and Tenant does hereby relinquish and assign to Landlord all of Tenant's rights and equities in and to any such damages. Should all of the Demised Premises be taken by eminent domain, then and in that event Tenant shall be entitled to no damages of any consideration by reason of such taking, except the cancellation and termination of this Lease as of the date of said taking.

25. POSSESSION: If the Landlord is unable to give possession of the Demised
    ----------
Premises on the date of the commencement of the aforesaid terms by reason of the holding over any prior tenant or tenants or for any other reason, an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the term of the lease beyond the agreed expiration date, and said abatement in rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the premises, and Landlord shall use its best efforts to remove the holdover tenant as promptly as possible and to keep Tenant informed as to Landlord's effort and progress. If Landlord is unable to give possession of the Demised Premises to Tenant within ninety (90) days after the commencement of the term of this Lease, then Tenant shall have the right to cancel this Lease upon written notice thereof delivered to Landlord within ten (10) days after the lapse of said ninety

(90) day period, and upon such cancellation, Landlord and Tenant shall each be released and discharged from all liability on this Lease.

26. TITLE: Landlord hereby warrants that it has title to the Demised Premises
    -----
and that no other person or corporation has the right to lease said premises. Tenant shall have the peaceful and quiet use and possession of said premises without hindrance on the part of the Landlord, provided, Tenant has not violated any provision of this Lease.

27. PARKING: Tenant shall be limited to N/A parking stalls in the parking area
    -------                             ---
serving the building, and Landlord, if Landlord so elects, shall designate and mark N/A stalls for exclusive use by Tenant; otherwise, Tenant's use of the
     ---
parking areas shall be in common with the other Tenants of the building.

28. ADDRESSES AND NOTICES: Rent payments shall be sent to Landlord made payable
    ---------------------
to RAEHN MANAGEMENT, 1311A Dolley Madison Blvd., Suite 3D, McLean, Virginia 22101 or any subsequent address of payee which Landlord shall designate in writing. All notices required under this Lease shall be in writing and deemed to be properly served if sent by registered mail to Landlord at the last address where rent was paid, or to the Tenant at 6861 Elm Street, 3rd Floor , McLean,
                                         ------------------------------------
Va. 22101 or to any subsequent address which Tenant may designate.
---------

29. BENEFICIAL INTEREST: This Lease and the covenants and conditions herein
    -------------------
contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord.

30. JURISDICTION: The covenants, conditions, and provisions of this Lease shall
    ------------
be construed, performed and enforced under the laws of the State of Virginia.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement under their respective seals as of the day and year first written below.


TENANT: CAIS, Inc.                     RAMAY Family Partnership
                                       A Virginia General Partnership


By: /s/ Ulysses G. Auger, II            /s/ Raymond V. Raehn
   ---------------------------         ---------------------------
   President                           Raymond V. Raehn
                                       Managing Partner

Date:  7/30/97                         Date: August 6, 1997
     -------------------------              ----------------------



CORPORATE SEAL:

                          [BLUEPRINT OF BUILDING #5,
                    6861 ELM STREET, MCLEAN, VIRGINIA 22101
                         3RD FLOOR PLAN APPEARS HERE]